                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         May 22, 1996    (May 22, 1996)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                           UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




                TENNESSEE              1-10160          62-0859007
         ------------------------  ---------------  -------------------
         (State of incorporation)   (Commission      (I.R.S. Employer
                                     File Number)   Identification No.)




                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (901) 383-6000
                                                   -----------------

                                 Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     Item 7 (b) below presents unaudited pro forma consolidated financial statements of Union Planters Corporation (the Corporation) reflecting certain pending and probable acquisitions as of and for the three months ended March 31, 1996 and for the three years ended December 31, 1995.

     Certain of the information included in this Current Report on Form 8-K contains forward-looking statements and information that are based on management's belief as well as assumptions made by and information currently available to management. When used in this report, the words "anticipate," "project," "expect," and similar expressions are intended to identify forward-looking statements. Although the Corporation believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks materialize, or should such underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, projected, or expected. Among the key factors that may have a direct bearing on the Corporation's operating results, particularly described in Note 3 and Note 4, are fluctuations in the economy, the Corporation's ability to achieve the anticipated cost savings related to the pending acquisitions, the ability of the Corporation to achieve the anticipated revenue enhancements, the assimilation of the acquired operations into the Corporation's culture, including the ability to instill the Corporation's credit culture and approach to operating efficiencies to the acquired operations, the continued growth of the markets in which the Corporation operates consistent with recent historical experience, the absence of material contingencies related to the acquired operations, including asset quality and litigation contingencies, the enactment of federal legislation impacting the operations of the Corporation, and the Corporation's ability to expand into new markets and to maintain profit margins in the face of pricing pressure.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(b) Pro Forma Financial Information

    Index to Unaudited Pro Forma Financial Information                    Page
                                                                         -----

    (1)  Introduction                                                       1

    (2)  Unaudited Pro Forma Consolidated Balance Sheet
         as of March 31, 1996                                               2

    (3)  Unaudited Pro Forma Consolidated Statement of Earnings
         for the three months ended March 31, 1996                          3

    (4)  Unaudited Pro Forma Consolidated Statements of Earnings
         for the Years Ended December 31, 1995, 1994, and 1993          4 - 6

    (5)  Notes to Unaudited Pro Forma Consolidated Financial Statements     7

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.










                                        Union Planters Corporation
                                       ----------------------------
                                               Registrant



Date:   May 22, 1996                       /s/ Jack W. Parker
     -----------------                 -----------------------------
                                               Jack W. Parker
                                       Executive Vice President and
                                         Chief Financial Officer

                           UNION PLANTERS CORPORATION

             Unaudited Pro Forma Consolidated Financial Statements

                           UNION PLANTERS CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


INTRODUCTION

     The following unaudited pro forma consolidated financial statements present a balance sheet as of March 31, 1996 and statements of earnings for the three months ended March 31, 1996 and for each of the three years ended December 31, 1995, 1994, and 1993. The pro forma balance sheet includes, on a pro forma basis, the impact of certain pending acquisitions, the consummations of which are considered by management to be probable, as described in Note 1. The statements of earnings for the three months ended March 31, 1996, and for the year ended December 31, 1995 present the pro forma impact of the acquisitions completed in 1995 and 1996 and the pending acquisitions considered probable of consummation assuming that all of the acquisitions had been completed at January 1, 1995, in each case as described in Note 1. Pro forma statements of earnings are also presented for each of the two years ended December 31, 1994 and 1993 to reflect only the pending acquisition of Leader Financial Corporation (Leader) which would constitute a significant subsidiary and is expected to be accounted for as a pooling of interests. With the exception of the Leader acquisition, the pro forma impacts of the recently completed and probable acquisitions are not presented individually since the impacts of the acquisition of these entities are not considered to be significant to the consolidated financial condition or results of operations of Union Planters Corporation (the Corporation or Union Planters). The pro forma financial statements should be read in conjunction with the audited consolidated financial statements and the notes thereto included in Exhibit 13 to the Corporation's 1995 Annual Report on Form 10-K and the corresponding unaudited consolidated financial statements included in the Corporation's Quarterly Report on Form 10-Q dated March 31, 1996. Additionally, the Corporation's Current Reports on Form 8-K dated March 8, 1996, April 1, 1996, and May 21, 1996 include respectively: (i) the definitive Agreement and Plan of Merger dated as of March 8, 1996, pursuant to which the Leader acquisition would be effected; (ii) Leader's audited consolidated financial statements as of December 31, 1995 and 1994 and for each of the three years ended December 31, 1995, 1994, and 1993; and (iii) Leader's unaudited consolidated financial statements as of and for the three months ended March 31, 1996 and 1995.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 1996
(Dollars in thousands)


                                                                                           UNION         OTHER
                                                                                          PLANTERS      PROBABLE
                                                UNION                       PRO FORMA       AND         PENDING       PRO FORMA
                                               PLANTERS       LEADER       ADJUSTMENTS     LEADER     ACQUISITIONS* CONSOLIDATED
                                             -----------   ------------   ------------  ------------  ------------  -------------
ASSETS
  Cash and due from banks                    $   475,211    $   28,969    $       0     $   504,180      $ 25,095    $   529,275
  Interest-bearing deposits at financial
    institutions                                   3,820           459            0           4,279           689          4,968
  Federal funds sold and securities
    purchased under agreements to resell         182,199        93,000            0         275,199        20,394        295,593
  Trading account assets                         134,926             0            0         134,926             0        134,926
  Loans held for resale                           91,007        30,139            0         121,146             0        121,146
  Investment securities
    Available for sale, at fair value          2,951,092       576,711      179,280       3,707,083       123,833      3,830,916
    Held to maturity, at amortized cost               -        177,629     (177,629)              0             0              0
  Loans                                        7,123,637     2,076,712            0       9,200,349       432,035      9,632,384
    Less:  Unearned income                       (31,900)       (9,141)           0         (41,041)       (1,576)       (42,617)
           Allowance for losses on loans        (136,277)      (23,127)           0        (159,404)       (4,169)      (163,573)
                                             -----------    ----------    ---------     -----------      --------    -----------
        Net loans                              6,955,460     2,044,444            0       8,999,904       426,290      9,426,194

  Premises and equipment                         229,725        19,274            0         248,999        19,904        268,903
  Accrued interest receivable                    100,811        74,408            0         175,219         4,177        179,396
  Goodwill and other intangibles                  62,141             0            0          62,141         8,736         70,877
  Other assets                                   182,290       132,779         (644)        314,425         6,324        320,749
                                             -----------    ----------    ---------     -----------      --------    -----------
        Total assets                         $11,368,682    $3,177,812    $   1,007     $14,547,501      $635,442    $15,182,943
                                             ===========    ==========    =========     ===========      ========    ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits
    Noninterest-bearing                      $ 1,364,399    $  201,522    $       0     $ 1,565,921      $ 63,466    $ 1,629,387
    Certificates of deposit of $100,000
      and over                                   784,327       160,083            0         944,410        67,948      1,012,358
    Other interest-bearing                     7,374,150     1,221,086            0       8,595,236       424,960      9,020,196
                                             -----------    ----------    ---------     -----------      --------    -----------
        Total deposits                         9,522,876     1,582,691            0      11,105,567       556,374     11,661,941

  Short-term borrowings                          236,220       589,120            0         825,340         7,093        832,433
  FHLB advances                                  256,178       580,578            0         836,756        10,854        847,610
  Long-term debt                                 216,288        12,182            0         228,470        13,834        242,304
  Accrued interest, expenses, and taxes          104,846        37,858            0         142,704         3,283        145,987
  Other liabilities                               39,409       120,212            0         159,621         3,214        162,835
                                             -----------    ----------    ---------     -----------      --------    -----------
        Total liabilities                     10,375,817     2,922,641            0      13,298,458       594,652     13,893,110
                                             -----------    ----------    ---------     -----------      --------    -----------
  Shareholders' equity
    Preferred stock
      Convertible                                 91,810             0            0          91,810         6,452         98,262
      Nonconvertible                                   0             0            0               0             0              0
    Common stock                                 228,012        10,753       64,917         303,682         4,763        308,445
    Additional paid-in capital                   117,044        94,454      (82,281)        129,217        19,813        149,030
    Net unrealized gain (loss) on available
      for sale securities                         19,145         7,348        1,007          27,500          (336)        27,164
    Retained earnings                            536,854       159,980            0         696,834        10,098        706,932
    Treasury stock                                     0       (17,364)      17,364               0             0              0
                                             -----------    ----------    ---------     -----------      --------    -----------
        Total shareholders' equity               992,865       255,171        1,007       1,249,043        40,790      1,289,833
                                             -----------    ----------    ---------     -----------      --------    -----------
        Total liabilities and
          shareholders' equity               $11,368,682    $3,177,812    $   1,007     $14,547,501      $635,442    $15,182,943
                                             ===========    ==========    =========     ===========      ========    ===========

* Net of pro forma adjustments

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 1996
(Dollars in thousands, except per share data)


                                                                                            UNION          OTHER
                                                                                           PLANTERS      PROBABLE
                                                     UNION                   PRO FORMA        AND          PENDING       PRO FORMA
                                                    PLANTERS     LEADER     ADJUSTMENTS      LEADER     ACQUISITIONS * CONSOLIDATED
                                                   ---------     -------    -----------    ---------    -----------    ------------
Interest income
  Interest and fees on loans                        $164,033     $46,311      $    0        $210,344      $10,335         $220,679
  Interest on investment securities
    Taxable                                           35,735      13,811           0          49,546        2,029           51,575
    Tax-exempt                                         7,550         116           0           7,666            0            7,666
  Interest on deposits at financial institutions          57           5           0              62           29               91
  Interest on federal funds sold and securities
    purchased under agreements to resell               4,818       1,351           0           6,169          159            6,328
  Interest on trading account assets                   2,387           0           0           2,387            0            2,387
  Interest on loans held for resale                    1,427         366           0           1,793            0            1,793
                                                    --------     -------      ------        --------      -------         --------
      Total interest income                          216,007      61,960           0         277,967       12,552          290,519
                                                    --------     -------      ------        --------      -------         --------
Interest expense
  Interest on deposits                                89,994      18,925           0         108,919        5,391          114,310
  Interest on short-term borrowings                    2,934       8,369           0          11,303           50           11,353
  Interest on FHLB advances and long-term debt         7,606       8,459           0          16,065          462           16,527
                                                    --------     -------      ------        --------      -------         --------
      Total interest expense                         100,534      35,753           0         136,287        5,903          142,190
                                                    --------     -------      ------        --------      -------         --------
      Net interest income                            115,473      26,207           0         141,680        6,649          148,329
Provision for losses on loans                          7,981       1,511           0           9,492          470            9,962
                                                    --------     -------      ------        --------      -------         --------
      Net interest income after provision
        for losses on loans                          107,492      24,696           0         132,188        6,179          138,367

Noninterest income
  Service charges on deposit accounts                 16,641       1,129           0          17,770          640           18,410
  Bank card income                                     5,159         230           0           5,389            0            5,389
  Mortgage servicing income                            2,443       3,037       2,563           8,043           30            8,073
  Trust service income                                 2,290           0           0           2,290            0            2,290
  Profits and commissions from trading activities      2,207           0           0           2,207            0            2,207
  Investment securities gains (losses)                    60           0           0              60           (3)              57
  Other income                                        11,397       1,789           0          13,186          744           13,930
                                                    --------     -------      ------        --------      -------         --------
      Total noninterest income                        40,197       6,185       2,563          48,945        1,411           50,356
                                                    --------     -------      ------        --------      -------         --------
Noninterest expense
  Salaries and employee benefits                      43,428       7,149           0          50,577        2,709           53,286
  Net occupancy expense                                6,816         829           0           7,645          820            8,465
  Equipment expense                                    7,260       1,115           0           8,375            0            8,375
  Other expense                                       31,648       3,949       2,563          38,160        1,984           40,144
                                                    --------     -------      ------        --------      -------         --------
      Total noninterest expense                       89,152      13,042       2,563         104,757        5,513          110,270
                                                    --------     -------      ------        --------      -------         --------
      Earnings before income taxes                    58,537      17,839           0          76,376        2,077           78,453
Applicable income taxes                               19,393       6,379           0          25,772          897           26,669
                                                    --------     -------      ------        --------      -------         --------
      Net earnings                                  $ 39,144     $11,460      $    0        $ 50,604      $ 1,180         $ 51,784
                                                    ========     =======      ======        ========      =======         ========


Earnings per common share
  Primary                                           $   0.82                                $   0.79                      $   0.79
  Fully diluted                                         0.78                                    0.76                          0.76
Weighted average shares outstanding
  (in thousands)
    Primary                                           45,752                                  61,494                        62,994
    Fully diluted                                     50,463                                  66,258                        68,081


* Net of pro forma adjustments

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1995
(Dollars in thousands, except per share data)

                                                                                                           OTHER
                                                                                                        CONSUMMATED
                                                                                             UNION          AND
                                                                                            PLANTERS      PROBABLE
                                                      UNION                   PRO FORMA        AND         PENDING       PRO FORMA
                                                     PLANTERS     LEADER     ADJUSTMENTS      LEADER     ACQUISITIONS* CONSOLIDATED
                                                     --------    -------     -----------   ---------     ------------  ------------
Interest income
  Interest and fees on loans                         $636,769    $167,651     $     0      $  804,420       $48,725    $  853,145
  Interest on investment securities
    Taxable                                           137,453      39,819           0         177,272        11,464       188,736
    Tax-exempt                                         31,816         497           0          32,313           263        32,576
  Interest on deposits at financial institutions        1,910          26           0           1,936           131         2,067
  Interest on federal funds sold and securities
    purchased under agreements to resell               12,095       4,946           0          17,041           462        17,503
  Interest on trading account assets                   12,774           0           0          12,774             0        12,774
  Interest on loans held for resale                     3,865       1,453           0           5,318             0         5,318
                                                     --------    --------     -------      ----------       -------    ----------
      Total interest income                           836,682     214,392           0       1,051,074        61,045     1,112,119
                                                     --------    --------     -------      ----------       -------    ----------
Interest expense
  Interest on deposits                                347,859      74,501           0         422,360        26,822       449,182
  Interest on short-term borrowings                    12,825      21,031           0          33,856           220        34,076
  Interest on FHLB advances and long-term debt         28,567      30,350           0          58,917         3,032        61,949
                                                     --------    --------     -------      ----------       -------    ----------
      Total interest expense                          389,251     125,882           0         515,133        30,074       545,207
                                                     --------    --------     -------      ----------       -------    ----------
      Net interest income                             447,431      88,510           0         535,941        30,971       566,912
Provision for losses on loans                          22,231       5,150           0          27,381         3,517        30,898
                                                     --------    --------     -------      ----------       -------    ----------
      Net interest income after provision
        for losses on loans                           425,200      83,360           0         508,560        27,454       536,014

Noninterest income
  Service charges on deposit accounts                  71,611       4,083           0          75,694         3,889        79,583
  Bank card income                                     20,103         637           0          20,740             0        20,740
  Mortgage servicing income                             9,835      13,904      12,906          36,645             0        36,645
  Trust service income                                  8,010           0           0           8,010             0         8,010
  Profits and commissions from trading activities      10,441           0           0          10,441             0        10,441
  Investment securities gains (losses)                    476         (67)          0             409           (36)          373
  Other income                                         37,176       4,934           0          42,110         3,375        45,485
                                                     --------    --------     -------      ----------       -------    ----------
      Total noninterest income                        157,652      23,491      12,906         194,049         7,228       201,277
                                                     --------    --------     -------      ----------       -------    ----------
Noninterest expense
  Salaries and employee benefits                      171,325      26,530           0         197,855        14,249       212,104
  Net occupancy expense                                27,192       3,255           0          30,447         3,597        34,044
  Equipment expense                                    30,156       4,249           0          34,405             0        34,405
  Other expense                                       153,491      14,101      12,906         180,498        13,014       193,512
                                                     --------    --------     -------      ----------       -------    ----------
      Total noninterest expense                       382,164      48,135      12,906         443,205        30,860       474,065
                                                     --------    --------     -------      ----------       -------    ----------
      Earnings before income taxes                    200,688      58,716           0         259,404         3,822       263,226
Applicable income taxes                                65,286      21,363           0          86,649         2,818        89,467
                                                     --------    --------     -------      ----------       -------    ----------
      Net earnings                                   $135,402    $ 37,353     $     0      $  172,755       $ 1,004    $  173,759
                                                     ========    ========     =======      ==========       =======    ==========


Earnings per common share
  Primary                                            $   2.82                              $     2.72                  $    2.65
  Fully diluted                                          2.70                                    2.64                       2.57
Weighted average shares outstanding
  (in thousands)
    Primary                                            45,008                                  60,384                     61,879
    Fully diluted                                      49,618                                  64,994                     67,053


* Net of pro forma adjustments

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1994
(Dollars in thousands, except per share data)

                                                           UNION                     PRO FORMA    PRO FORMA
                                                          PLANTERS       LEADER     ADJUSTMENTS  CONSOLIDATED
                                                          --------      --------    -----------  ------------
Interest Income
  Interest and fees on loans                              $517,032      $127,658    $     0        $644,690
  Interest on investment securities
    Taxable                                                162,012        31,264          0         193,276
    Tax-exempt                                              32,999           416          0          33,415
  Interest on deposits at financial institutions               734            14          0             748
  Interest on federal funds sold and securities
    purchased under agreements to resell                     4,472         2,390          0           6,862
  Interest on trading account assets                         9,143             0          0           9,143
  Interest on loans held for resale                          1,573           823          0           2,396
                                                          --------      --------    -------        --------
      Total interest income                                727,965       162,565          0         890,530
                                                          --------      --------    -------        --------
Interest expense
  Interest on deposits                                     262,572        55,149          0         317,721
  Interest on short-term borrowings                         21,300         6,977          0          28,277
  Interest on FHLB advances and long-term debt              20,979        17,948          0          38,927
                                                          --------      --------    -------        --------
      Total interest expense                               304,851        80,074          0         384,925
                                                          --------      --------    -------        --------
      Net interest income                                  423,114        82,491          0         505,605
Provision for losses on loans                                4,894         4,767          0           9,661
                                                          --------      --------    -------        --------
      Net interest income after provision
        for losses on loans                                418,220        77,724          0         495,944

Noninterest income
  Service charges on deposit accounts                       55,551         4,013          0          59,564
  Bank card income                                          10,953           433          0          11,386
  Mortgage servicing income                                  9,621         9,176     12,263          31,060
  Trust service income                                       7,990             0          0           7,990
  Profits and commissions from trading activities            6,639             0          0           6,639
  Investment securities losses                             (20,298)       (2,217)         0         (22,515)
  Other income                                              30,349        12,016          0          42,365
                                                          --------      --------    -------        --------
      Total noninterest income                             100,805        23,421     12,263         136,489
                                                          --------      --------    -------        --------
Noninterest expense
  Salaries and employee benefits                           175,218        26,314          0         201,532
  Net occupancy expense                                     28,041         3,597          0          31,638
  Equipment expense                                         28,698         3,920          0          32.618
  Other expense                                            195,740        13,045     12,263         221,048
                                                          --------      --------    -------        --------
      Total noninterest expense                            427,697        46,876     12,263         486,836
                                                          --------      --------    -------        --------
      Earnings before income taxes                          91,328        54,269          0         145,597
Applicable income taxes                                     25,467        19,707          0          45,174
                                                          --------      --------    -------        --------
      Net earnings                                        $ 65,861      $ 34,562    $     0        $100,423
                                                          ========      ========    =======        ========
Earnings per common share
  Primary                                                 $   1.28                                 $   1.52
  Fully diluted                                               1.28                                     1.52
Weighted average shares outstanding
  (in thousands)
    Primary                                                 43,741                                   59,587
    Fully diluted                                           44,083                                   59,929

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1993
(Dollars in thousands, except per share data)

                                                           UNION                      PRO FORMA     PRO FORMA
                                                          PLANTERS       LEADER      ADJUSTMENTS   CONSOLIDATED

                                                          --------      --------     -----------   -----------
Interest income
  Interest and fees on loans                              $425,967      $105,450      $     0        $531,417
  Interest on investment securities
    Taxable                                                157,403        29,563            0         186,966
    Tax-exempt                                              30,507            89            0          30,596
  Interest on deposits at financial institutions             1,862            22            0           1,884
  Interest on federal funds sold and securities
    purchased under agreements to resell                     6,175         2,394            0           8,569
  Interest on trading account assets                         6,194             0            0           6,194
  Interest on loans held for resale                          7,438           725            0           8,163
                                                          --------      --------      -------        --------
      Total interest income                                635,546       138,243            0         773,789
                                                          --------      --------      -------        --------
Interest expense
  Interest on deposits                                     238,019        60,293            0         298,312
  Interest on short-term borrowings                          8,203             0            0           8,203
  Interest on FHLB advances and long-term debt              14,291        13,693            0          27,984
                                                          --------      --------      -------        --------
      Total interest expense                               260,513        73,986            0         334,499
                                                          --------      --------      -------        --------
      Net interest income                                  375,033        64,257            0         439,290
Provision for losses on loans                               17,950         4,710            0          22,660
                                                          --------      --------      -------        --------
      Net interest income after provision
        for losses on loans                                357,083        59,547            0         416,630

Noninterest income
  Service charges on deposit accounts                       49,490         4,233            0          53,723
  Bank card income                                          10,393           491            0          10,884
  Mortgage servicing income                                  9,595          (528)      19,199          28,266
  Trust service income                                       7,643             0            0           7,643
  Profits and commissions from trading activities           13,787             0            0          13,787
  Investment securities gains (losses)                       4,506          (998)           0           3,508
  Other income                                              32,148         7,803            0          39,951
                                                          --------      --------      -------        --------
      Total noninterest income                             127,562        11,001       19,199         157,762
                                                          --------      --------      -------        --------
Noninterest expense
  Salaries and employee benefits                           163,711        22,992            0         186,703
  Net occupancy expense                                     25,393         3,083            0          28,476
  Equipment expense                                         25,989         4,356            0          30,345
  Other expense                                            131,357        12,808       19,199         163,364
                                                          --------      --------      -------        --------
      Total noninterest expense                            346,450        43,239       19,199         408,888
                                                          --------      --------      -------        --------
      Earnings before income taxes, extraordinary
        items, and accounting changes                      138,195        27,309            0         165,504
Applicable income taxes                                     41,168        10,696            0          51,864
                                                          --------      --------      -------        --------
      Earnings before extraordinary items
        and accounting changes                            $ 97,027      $ 16,613      $     0        $113,640
                                                          ========      ========      =======        ========

Earnings per common share before extraordinary items
  and accounting changes
    Primary                                               $   2.24                                   $   2.17
    Fully diluted                                             2.18                                       2.11
Weighted average shares outstanding
  (in thousands)
    Primary                                                 38,914                                     43,192
    Fully diluted                                           43,144                                     47,422

See the accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. CONSUMMATED AND PENDING ACQUISITIONS

     The unaudited pro forma consolidated balance sheet and statements of earnings reflect the recently completed acquisitions and those pending acquisitions, consummation of which management deems probable, which are listed below. The unaudited pro forma consolidated balance sheet gives effect to the pending transactions at March 31, 1996 as if they had been consummated on that date and the unaudited pro forma consolidated statements of earnings reflect the impact of the consummated and pending transactions as if they had been consummated January 1, 1995, with the exception of the acquisition of Leader which is presented assuming the transaction had been consummated January 1, 1993.
     The unaudited pro forma consolidated results shown are not necessarily indicative of future operating results, nor can there be any assurance that the pending transactions will be consummated.

UNION PLANTERS CORPORATION ACQUISITIONS COMPLETED IN 1996 AND ACCOUNTED FOR AS PURCHASES



                                                                       PURCHASE     RESULTING        APPROXIMATE
             INSTITUTION                   ACQUIRED    CONSIDERATION    PRICE      INTANGIBLES       TOTAL ASSETS
- --------------------------------------  ------------  ----------------  ------    ------------       ------------
                                                                                    (DOLLARS IN MILLIONS)

First Bancshares of Eastern               1/2/96          Cash          $10.9        $ 3.2                $ 60
 Arkansas, Inc., West Memphis,
 Arkansas, and its subsidiary,
 First National Bank of West Memphis

First Bancshares of N. E. Arkansas,       1/2/96          Cash            9.2          2.4                  62
 Inc., Osceola, Arkansas, and its                                       -----        -----                ----
 subsidiary, First National Bank
 of Osceola

                    Total                                               $20.1        $ 5.6                $122
                                                                        =====        =====                ====

UNION PLANTERS CORPORATION PROBABLE PENDING ACQUISITIONS AT APRIL 30, 1996



                                                             ANTICIPATED
                                                              METHOD OF              APPROXIMATE
  INSTITUTION                      CONSIDERATION              ACCOUNTING             TOTAL ASSETS
- ------------------------         ----------------            ------------            ------------
                                                                                 (DOLLARS IN MILLIONS)

Eastern National Bank in          Approximately $4.5           Purchase                   $  280
 Miami, Florida                   million in cash, up
                                  to 317,458 Shares
                                  of Series E Preferred Stock
                                  and the Corporation's
                                  promissory notes in face
                                  amount of $14.5 million


Valley Federal Savings Bank in    Approximately 403,000         Pooling of                   119
 Sheffield, Alabama               shares of Common Stock        Interests

Franklin Financial Group, Inc.,   Approximately 740,000         Pooling of                   137
 Parent Company of Franklin       shares of Common Stock        Interests
 Federal Savings Bank in
 Morristown, Tennessee

Leader Financial Corporation,     Approximately 16,600,000      Pooling of                 3,178
 Parent Company of                shares of Common Stock        Interests
 Leader Federal Bank for Savings  (including estimated shares
 in Memphis, Tennessee            to be issued from exercise
                                  of outstanding options)

BancAlabama, Inc.                 Approximately 415,000         Pooling of                    99
 Parent Company of                shares of Common Stock        Interests
 BankAlabama-Huntsville, Alabama
                                                                                          ------
          Total                                                                           $3,813
                                                                                          ======



NOTE 2. UNAUDITED PRO FORMA ADJUSTMENTS

     The following summarizes the unaudited pro forma adjustments which are necessary to reflect the Leader transaction described previously. The adjustments are based on currently available information and could change significantly upon consummation. Pro forma adjustments necessary to reflect the other probable pending acquisitions, described previously, have been made but are not presented separately because they are, in the aggregate, not significant to the Corporation. Not all purchase accounting adjustments have been reflected because certain information is not available, however, the amounts not reflected are not expected to be material.

          UNION PLANTERS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONSOLIDATED ADJUSTMENTS
                           LEADER



                                                       BALANCE SHEET
                                                                                                          MARCH 31, 1996
                                                                                                          DEBIT (CREDIT)
                                                                                                       ----------------------
                                                                                                       (Dollars in thousands)
(1)  INVESTMENT SECURITIES AVAILABLE FOR SALE
      TO TRANSFER HELD TO MATURITY SECURITIES TO AVAILABLE FOR SALE                                      $177,629
      TO RECORD UNREALIZED GAIN ON SECURITIES TRANSFERRED                                                   1,651
                                                                                                         --------
          TOTAL                                                                                                       $179,280

(2)  INVESTMENT SECURITIES HELD TO MATURITY
      TO TRANSFER HELD TO MATURITY SECURITIES TO AVAILABLE FOR SALE                                                   (177,629)

(3)  OTHER ASSETS
      TO RECORD TAX EFFECT OF UNREALIZED GAIN ON SECURITIES TRANSFERRED                                                   (644)

(4)  COMMON STOCK
      TO RETIRE TREASURY STOCK                                                                                829
      TO ELIMINATE COMMON STOCK OF LEADER                                                                   9,924
      ISSUANCE OF COMMON STOCK OF UNION PLANTERS CORPORATION                                              (75,670)
                                                                                                          -------
          TOTAL                                                                                                        (64,917)

(5)  ADDITIONAL PAID-IN CAPITAL
      TO RETIRE TREASURY STOCK                                                                             16,535
      TO ELIMINATE SURPLUS OF LEADER                                                                       77,919
      EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF ISSUED STOCK
       OF UNION PLANTERS CORPORATION                                                                      (12,173)
                                                                                                         --------
          TOTAL                                                                                                         82,281

(6)  NET UNREALIZED GAIN (LOSS) ON AVAILABLE FOR SALE SECURITIES
      TO RECORD NET UNREALIZED GAIN ON SECURITIES TRANSFERRED
       FROM HELD TO MATURITY TO AVAILABLE FOR SALE                                                                      (1,007)

(7)  TREASURY STOCK
      TO RETIRE TREASURY STOCK                                                                                         (17,364)
                                                                                                                      --------

                            TOTAL                                                                                     $      0
                                                                                                                      ========



                                                       STATEMENTS OF EARNINGS

                                                                       THREE
                                                                      MONTHS
                                                                       ENDED                   YEARS ENDED DECEMBER 31,
                                                                     MARCH 31,          -----------------------------------
                                                                        1996              1995          1994         1993
                                                                      --------          -------        -------     --------
                                                                                              DEBIT (CREDIT)
                                                                                          (Dollars in thousands)
     MORTGAGE SERVICING INCOME                                         (2,563)          (12,906)        (12,263)      (19,199)
     OTHER EXPENSE                                                      2,563            12,906          12,263        19,199
      TO RECLASS AMORTIZATION OF MORTGAGE SERVICING
       RIGHTS TO OTHER EXPENSE TO CONFORM TO UNION
       PLANTERS CLASSIFICATION

NOTE 3. EARNINGS CONSIDERATIONS RELATED TO PENDING ACQUISITIONS
     Note 1 to the unaudited pro forma consolidated financial statements presents the Corporation's pending acquisitions which management deems probable of consummation. It is expected that the Corporation or the institutions to be acquired will incur charges related to such acquisitions and to the assimilation of those institutions into the Corporation's organization. Anticipated charges would arise from matters such as, but not limited to, legal and accounting fees, financial advisory fees, consulting fees, payment of contractual benefits triggered by a change of control, early retirement and involuntary separation and related benefits, costs associated with elimination of duplicate facilities and branch closures, data processing charges, cancellation of vendor contracts, the potential for additional provisions for loan losses and similar costs which normally arise from the consolidation of operational activities.
     Aggregate charges expected to arise from the pending acquisitions have been preliminarily estimated to be in the range of $17 million to $22 million after taxes, which does not include a potential after-tax charge of approximately $6.0 million for the recapture of Leader's thrift bad debt reserve which, under existing law, would be triggered by the assimilation of Leader's branches into Union Planters National Bank, the Corporation's principal subsidiary, and certain of its other banking subsidiaries. If enacted by the Congress, pending legislation would eliminate this charge. Moreover, the estimated range of charges does not take into account any potential assessment for recapitalization of the Savings Association Insurance Fund (Note 4). To the extent that any of these charges should be contingent upon consummation of a particular transaction, those charges would be recognized in the period in which such transaction closes. This estimated range of potential charges is based on currently available information as well as preliminary estimates and is subject to change. The range is provided as a preliminary estimate of the significant charges which may in the aggregate be required and should be viewed accordingly. These charges are not reflected in the pro forma consolidated financial statements.

NOTE 4. SPECIAL REGULATORY ASSESSMENT
     There are several proposals currently under consideration by Congress, the purpose of which is to provide additional financing for the Savings Association Insurance Fund (SAIF) and to provide interest payments on Financing Corporation
(FICO) bonds issued in connection with earlier efforts to support the then failing thrift industry. A common feature of the proposals is a one-time special assessment ranging from 85 to 90 basis points on all deposits insured by the SAIF ($.85 to $.90 per $100 of covered deposits). The special assessment may be less for SAIF-insured deposits held by banks (sometimes referred to as "Oakar Deposits"). In addition to the special assessment on SAIF deposits, the proposals also contemplate a special assessment on deposits which are insured by the Bank Insurance Fund (BIF). This assessment on BIF-insured deposits presumably would be to provide financial support to pay interest on FICO bonds. At March 31, 1996, the Corporation's subsidiaries held approximately $1.4 billion in SAIF-insured deposits, approximately $1.0 billion of which were Oakar Deposits; Leader had approximately $1.6 billion of SAIF-insured deposits; and the pending acquisitions had $217 million of SAIF-insured deposits. As of May 20, 1996, there were no bills proposed, and based on currently available information, management does not expect any legislation to pass in 1996. Should the proposed legislation be adopted at the levels indicated and the pending acquisitions are consummated, the Corporation would be required to recognize as an expense aggregate SAIF assessments at the time the legislation is passed.

NOTE 5. EARNINGS PER SHARE CALCULATION FOR 1993
     Leader was organized on March 18, 1993 in connection with the conversion of its principal subsidiary, Leader Federal Bank for Savings and subsidiaries, from a federal mutual savings bank to a federally-chartered capital stock savings bank. Accordingly, the calculation of 1993 earnings per share on a pooled basis includes only Leader's fourth quarter net income, since the stock conversion occurred on September 30, 1993.

NOTE 6. UNAUDITED PRO FORMA CAPITAL RATIOS
     The following table summarizes the Corporation's capital ratios as of March 31, 1996 and the pro forma capital ratios assuming consummation of all recently completed and probable acquisitions as of March 31, 1996.

                                               AS ADJUSTED FOR THE
                                     ACTUAL       ACQUISITIONS
                                    -------  ----------------------
            Shareholders' Equity
             to Assets                 8.73%           8.50%
            Leverage Ratio             8.22            8.00
            Tier 1 Capital to
             Risk-Weighted Assets*    12.89           13.43
            Total Capital to
             Risk-Weighted Assets*    16.58           16.63


- -------------------
*Based on estimated risk-weighted assets of all pending acquisitions.